Exhibit 10.15

E-Z- EM Inc.
iPark Building, Suite LL-26
1111 Marcus Avenue
Lake Success, NY 11042

June 18, 2005

Kalaty Properties, Corp.
443 Park Avenue South
New York, NY 10016
Attention: Farshad Kalaty
Fax: 212-689-2705

Copy to:
Zaccaria & Sasson
175 East Shore Road
Great Neck, NY 11023
Attention: William Zaccaria
Fax: 516-487-1497

BY FACSIMILE
BY REGISTERED MAIL, RETURN RECEIPT

RE: Agreement for Purchase and Sale of 717 Main Street, Westbury, New York

Gentlemen:

We refer to the Agreement for Purchase and Sale of 717 Main Street, Westbury, New York (the “Property”), dated as of May 19, 2005 (the “Agreement”) between E-Z-Em Inc. (the “Seller”) and Kalaty Properties Corp. (the “Buyer”). All terms used herein and not defined shall have the meaning set forth in the Agreement.

Seller hereby agrees to extend the Diligence Period, as defined in the Agreement, to end on the earlier of (i) the waiving or the satisfaction of the environmental contingency set forth in Section 3.1(a) of the Agreement by notice to Seller or (ii) 5:00 p.m. Eastern Standard Time on July 22, 2005, TIME BEING OF THE ESSENCE.

Very truly yours,

E-Z-EM INC.

By:	/s/ Dennis J. Curtin

Name:	Dennis J. Curtin
Title:	Senior Vice President, Chief Financial Officer